Exhibit 10.1

                              OFFICER'S CERTIFICATE

                                       OF

                            MARVEL ENTERPRISES, INC.



      I am the as President and Chief Executive Officer of Marvel Enterprises, Inc., a Delaware corporation (the "Company"). Pursuant to Section 26 of the Rights Agreement by and between the Company and American Stock Transfer & Trust Company as Rights Agent (the "Rights Agent"), dated as of August 22, 2000, as amended (the "Rights Agreement"), I HEREBY CERTIFY that:

      1.    The Board of Directors of the Company has:

            (a) approved the form, terms, and provisions of the Amendment No. 2 to Rights Agreement attached hereto as Exhibit A (the "Amendment");

            (b)   authorized the Company to enter into the Amendment; and

            (c) authorized the undersigned, in my capacity as President and Chief Executive Officer of the Company, to execute and deliver this certificate to the Rights Agent.

      2. The Amendment and the delivery of this certificate is in compliance with Section 26 of the Rights Agreement.

      IN WITNESS WHEREOF, I have executed this certificate as of this 7th day of October, 2002.

                            MARVEL ENTERPRISES, INC.


                             By:         /s/   F. Peter Cuneo
                                 ------------------------------------
                                 Name:   F. Peter Cuneo
                                 Title:  President and Chief Executive Officer

                                                                       EXHIBIT A

                                 AMENDMENT NO. 2

                                       TO

                                RIGHTS AGREEMENT

This is Amendment No. 2 (this "Amendment") to the Rights Agreement by and between Marvel Enterprises, Inc. (the "Company") and American Stock Transfer & Trust Company as Rights Agent, first dated as of August 22, 2000 and amended by an amendment thereto dated as of November 30, 2001 (the "Rights Agreement"). This Amendment is made as of this 7th day of October, 2002, pursuant to action by the Board of Directors of the Company authorizing this Amendment in accordance with Section 26 of the Rights Agreement. Capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Rights Agreement.

1. AMENDMENT TO SECTION 1.1. The introductory paragraph of Section 1.1 of the Rights Agreement is hereby deleted in its entirety and restated as follows:

            1.1. "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares of the Company then outstanding but shall not include an Exempt Person (as such term is hereinafter defined). Notwithstanding the foregoing, no Person shall become an "Acquiring Person" due to such Person becoming the Beneficial Owner of 15% or more of the Common Shares as a result of the issuance by the Company of Common Shares to such Person in consideration for the sale, contribution, conveyance, transfer, assignment or delivery of property, services, securities (including 8% Preferred Shares) or other assets by such Person to the Company. Notwithstanding the first sentence in this Section 1.1,

2. AMENDMENT TO SECTION 3.1. The first sentence of Section 3.1 of the Rights Agreement is hereby changed to read as follows:

            3.1 Until the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than the Company or an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of Common Shares aggregating 15% or more of the then outstanding Common Shares of the Company (the earlier of (i) and
            (ii) being herein referred to as the "Distribution Date"), (x) the Rights (unless earlier expired, redeemed or terminated) will be represented (subject to the provisions of Section 3.2) by the certificates for Common Shares and 8% Preferred Shares registered in the names of the holders thereof (which certificates for Common Shares and 8% Preferred Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights
            (and  the  right  to   receive
            certificates therefor) will be transferable only in connection with the transfer of the underlying Common Shares and 8% Preferred Shares.

3.    EFFECTIVE DATE.  This Amendment shall be effective immediately.

4. Original Document. The terms of the Rights Agreement shall remain in full force and effect without modification or amendment except as expressly set forth herein.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by facsimile transmission), and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.



                            MARVEL ENTERPRISES, INC.


                             By:         /s/   F. Peter Cuneo
                                 ------------------------------------
                                 Name:   F. Peter Cuneo
                                 Title:  President and Chief Executive Officer



                            AMERICAN STOCK TRANSFER & TRUST COMPANY



                            By:          /s/ Herbert J. Lemmer
                                 ------------------------------------
                                 Name:   Herbert J. Lemmer
                                 Title:  Vice President